INCOME TAXES (Schedule of Effective tax rate) (Details)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
INCOME TAXES [Abstract]
Federal statutory income tax rate	(34.00%)	(34.00%)
State income taxes, net of federal benefit	(5.30%)	(5.80%)
Stock based compensation	15.40%	0.00%
Acquisition expenses	6.20%	0.00%
Permanent differences	1.30%	0.00%
Other	1.50%	1.80%
Change in valuation allowance	14.90%	38.00%
Provision for income taxes	0.00%	0.00%